INCOME TAXES (Details) (USD $)	9 Months Ended		12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Sep. 30, 2013	Sep. 30, 2012
Beginning balance-Net operating loss	$ 607,725	$ 265,000	$ 265,000	$ 0
Addition: Net operating losses	706,000	70,000	342,725	265,000
Ending balance-Net operating loss			607,725	265,000
Effective tax rate			34.00%	34.00%
Deferred tax assets			206,627	90,100
Valuation allowance			(206,627)	(90,100)
Ending balance			$ 0	$ 0